UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 1, 2025
BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)
(208) 384-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 5, 2025, Boise Cascade Company ("Boise Cascade" or the "Company") issued a press release announcing its first quarter 2025 financial results, a copy of which is furnished as Exhibit 99.1 to this Report on Form 8-K. Additionally, Exhibit 99.2, a copy of which is attached hereto, includes certain statistical information related to the Company's quarterly performance.

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)Annual Shareholders' Meeting.

The annual shareholders' meeting of the Company was held via webcast on May 1, 2025. The matters submitted to a vote of the Company’s shareholders at the Company’s annual meeting are set forth in clause (b) below and are described in detail in the Company’s definitive 2025 Notice of Annual Shareholders’ Meeting and Proxy Statement (the “Proxy Statement”).

(b)Voting Results.

Proposal No. 1 - Election of Eleven Directors

Shareholders elected eleven directors: Thomas Carlile, Steven Cooper, Craig Dawson, Karen Gowland, David Hannah, Amy Humphreys, Nate Jorgensen, Kristopher Matula, Duane McDougall, Christopher McGowan, and Sue Taylor, each to serve a one-year term expiring at the Company’s annual meeting in 2026. The final voting results with respect to each director-nominee are set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas Carlile	33,494,890	354,326	22,933	953,598
Steven Cooper	32,993,720	842,251	36,178	953,598
Craig Dawson	33,717,398	131,928	22,823	953,598
Karen Gowland	32,579,613	1,274,696	17,840	953,598
David Hannah	33,000,106	835,849	36,194	953,598
Amy Humphreys	33,798,890	52,919	20,340	953,598
Nate Jorgensen	33,696,852	152,335	22,962	953,598
Kristopher Matula	32,890,639	945,303	36,207	953,598
Duane McDougall	32,712,248	1,123,518	36,383	953,598
Christopher McGowan	32,955,334	880,600	36,215	953,598
Sue Taylor	33,796,254	58,242	17,653	953,598

Proposal No. 2 - Advisory Vote to Approve Executive Compensation

The nonbinding advisory proposal to approve the compensation of our named executive officers as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
32,679,464	1,149,635	43,050	953,598

Proposal No. 3 - Vote to Approve Omnibus Incentive Plan

The proposal for the 2025 Boise Cascade Omnibus Incentive Plan was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
31,840,558	2,011,335	20,256	953,598

Proposal No. 4 - Ratification of Independent Accountant for 2025

The proposal requesting ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
33,976,272	818,284	31,191	—

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit	Description

10.1	2025 Boise Cascade Omnibus Incentive Plan

99.1	Boise Cascade Company Earnings Release dated May 5, 2025.

99.2	Boise Cascade Company Quarterly Statistical Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel & Corporate Secretary
Date: May 5, 2025